UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 17, 2018

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32876 (Commission File Number)	20-0052541 (IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 753-6000

None

(Former Name or Former Address, if Changed Since Last
Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Wyndham Destinations Board & Committee Composition

On May 17, 2018, Wyndham Worldwide Corporation’s stockholders elected Stephen P. Holmes, Myra J. Biblowit, Louise F. Brady, James E. Buckman, George Herrera, The Right Honourable Brian Mulroney, Pauline D.E. Richards and Michael H. Wargotz to serve on Wyndham Worldwide Corporation’s board of directors for a term ending at the 2019 annual meeting or until their respective successors are elected and qualified.

In connection with their expected appointment to the board of directors of Wyndham Hotels & Resorts, Inc., effective as of immediately following and subject to the completion of the spin-off, our current directors Myra J. Biblowit, The Right Honourable Brian Mulroney and Pauline D.E. Richards tendered their resignations as directors of Wyndham Worldwide Corporation on May 17, 2018, which resignations will become effective upon completion of the spin-off.  As a result of the spin-off, Wyndham Worldwide Corporation’s hotel group business will become a new publicly traded hotel franchising and management company, Wyndham Hotels & Resorts, Inc., and Wyndham Worldwide Corporation will continue its vacation ownership business and destination network business and be renamed Wyndham Destinations, Inc.

Our current directors Stephen P. Holmes, Louise F. Brady, James E. Buckman, George Herrera and Michael H. Wargotz will continue to serve on the board of directors of Wyndham Destinations after the completion of the spin-off. In addition, Michael D. Brown, the anticipated Chief Executive Officer and President of Wyndham Destinations, has been appointed to the board of directors of Wyndham Destinations along with two new directors, Denny Marie Post and Ronald L. Rickles, in each case, effective upon completion of the spin-off.

In addition, effective upon the completion of the spin-off, the composition of the Audit Committee, the Compensation Committee, the Corporate Governance Committee and the Executive Committee of Wyndham Destinations has been approved as follows:

Audit Committee Michael H. Wargotz (Chair) Louise F. Brady George Herrera Ronald L. Rickles	Corporate Governance Committee George Herrera (Chair) Denny Marie Post Ronald L. Rickles

Compensation Committee Louise F. Brady (Chair) James E. Buckman Denny Marie Post Michael H. Wargotz	Executive Committee Stephen P. Holmes (Chair) Michael D. Brown James E. Buckman Michael H. Wargotz

Each non-employee director of the board of directors of Wyndham Destinations will receive compensation pursuant to the non-employee director compensation program of the board of directors of Wyndham Destinations, which is expected to be substantially consistent with Wyndham Worldwide Corporation’s current non-employee director compensation program as disclosed in the section entitled “Compensation of Directors” on pages 14 through 16 of Wyndham Worldwide Corporation’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2018 (the “Proxy Statement”), which pages are filed as Exhibit 99.1 hereto and incorporated herein by reference. None of the foregoing directors has any interest in any transaction reportable under Regulation S-K Item 404(a), except as previously reported for Mr. Holmes in the section entitled “Related Party Transactions” on page 61 of the Proxy Statement, which page is filed as Exhibit 99.2 hereto and incorporated herein by reference. There are no arrangements or understandings between any of the foregoing directors and any other person pursuant to which such director was selected to serve as a member of the board of directors of Wyndham Destinations.

Approval of Amended and Restated 2006 Equity and Incentive Plan

At our 2018 annual meeting of stockholders held on May 17, 2018, the stockholders of Wyndham Worldwide Corporation, upon the recommendation of the board of directors of Wyndham Worldwide Corporation, approved the amendment and restatement of the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (amended and restated as of March 1, 2018).

A summary of the material terms of the amended and restated Wyndham Worldwide Corporation 2006 Equity and Incentive Plan is included under the section entitled “Proposal to Approve the Amendment and Restatement of the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan” on pages 66 through 76 of the Proxy Statement, which pages are filed as Exhibit 99.3 hereto and incorporated herein by reference. The description of the amended and restated Wyndham Worldwide Corporation 2006 Equity and Incentive Plan contained in the Proxy Statement is qualified in its entirety by the full text of the amended and restated 2006 Equity and Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders

(a)  Wyndham Worldwide Corporation held its 2018 annual meeting of stockholders on May 17, 2018.

(b)  At the 2018 annual meeting, five proposals were submitted to Wyndham Worldwide Corporation’s stockholders. The proposals are described in more detail in the Proxy Statement.  The final voting results were as follows:

Proposal 1

Wyndham Worldwide Corporation’s stockholders elected the following Directors to serve for a term ending at the 2019 annual meeting, with each Director to serve until such Director’s successor is elected and qualified or until such Director’s earlier resignation, retirement, disqualification or removal. See Item 5.02 above regarding the resignations of Myra J. Biblowit, The Right Honourable Brian Mulroney and Pauline D.E. Richards from the board of directors of Wyndham Destinations and the appointments of Michael D. Brown, Denny Marie Post and Ronald L. Rickles to the board of directors of Wyndham Destinations, in each case, effective upon completion of the spin-off.

	Votes For	Votes Withheld	Broker Non-Votes
Stephen P. Holmes	75,781,382	3,708,132	8,126,134
Myra J. Biblowit	71,616,698	7,872,816	8,126,134
Louise F. Brady	78,504,674	984,840	8,126,134
James E. Buckman	77,504,217	1,985,297	8,126,134
George Herrera	76,471,291	3,018,223	8,126,134
The Right Honourable Brian Mulroney	71,389,380	8,100,134	8,126,134
Pauline D.E. Richards	71,230,988	8,258,526	8,126,134
Michael H. Wargotz	77,373,749	2,115,765	8,126,134

Proposal 2

Wyndham Worldwide Corporation’s stockholders approved, on an advisory basis, the compensation of our named executive officers in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
55,497,089	23,826,599	165,826	8,126,134

Proposal 3

Wyndham Worldwide Corporation’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstain	Broker Non-Votes
83,761,072	3,711,821	142,755	0

Proposal 4

Wyndham Worldwide Corporation’s stockholders approved the amendment and restatement of the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (as amended and restated as of March 1, 2018).

Votes For	Votes Against	Abstain	Broker Non-Votes
44,839,971	34,493,509	156,034	8,126,134

Proposal 5

Wyndham Worldwide Corporation’s stockholders did not approve the stockholder proposal regarding political contributions disclosure.

Votes For	Votes Against	Abstain	Broker Non-Votes
33,332,008	44,612,780	1,544,726	8,126,134

Item 9.01                                           Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1

Amended and Restated Wyndham Worldwide Corporation 2006 Equity and Incentive Plan (amended and restated as of March 1, 2018) (incorporated by reference to Appendix A to Wyndham Worldwide Corporation’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 6, 2018).

99.1

The section entitled “Compensation of Directors” of Wyndham Worldwide Corporation’s definitive Proxy Statement (incorporated by reference to pages 14 through 16 of Wyndham Worldwide Corporation’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 6, 2018).

99.2

The section entitled “Related Party Transactions” of Wyndham Worldwide Corporation’s definitive Proxy Statement (incorporated by reference to page 61 of Wyndham Worldwide Corporation’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 6, 2018).

99.3

The section entitled “Proposal to Approve the Amendment and Restatement of the Wyndham Worldwide Corporation 2006 Equity and Incentive Plan” of Wyndham Worldwide Corporation’s definitive Proxy Statement (incorporated by reference to pages 66 through 76 of Wyndham Worldwide Corporation’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 6, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: May 23, 2018	By:	/s/ Nicola Rossi
Nicola Rossi
Chief Accounting Officer